UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 16, 2004

CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)

000-50249	52-2298116

(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020

(Address of Principal Executive Offices)	(Zip Code)

212-492-1100 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On November 16, 2004, the registrant posted on its website, www.cpa15.com, a financial report concerning the registrant’s operations, portfolio data and other financial information regarding the registrant. The information is attached to this Current Report as Exhibit 99.1, entitled CPA®:15 Corporate Financial Report for the Quarter Ended September 30, 2004.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On November 16, 2004, the registrant posted on its website, www.cpa15.com, a financial report concerning the registrant’s operations, portfolio data and other financial information regarding the registrant. The information is attached to this Current Report as Exhibit 99.1, entitled CPA®:15 Corporate Financial Report for the Quarter Ended September 30, 2004.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index

Exhibit No.	Exhibit
99.1	CPA®:15 Corporate Financial Report for the Quarter Ended September 30, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED

	By:	/s/ Anne Coolidge Taylor

Anne Coolidge Taylor, President

Date: November 16, 2004